SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 20, 2004

GEORESOURCES, INC.

(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

0-8041	84-0505444
(Commission File Number)	(I.R.S. Employer Identification No.)

1407 West Dakota Parkway, Suite 1-B

Williston, North Dakota  58801

(Address of principal executive offices)

(701) 572-2020

(Registrant's telephone number, including area code)

ITEM 7.

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibits -- Filed herewith is the following:

Exhibit No.

Description

99.1

Press Release dated May 20, 2004

ITEM 12.

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 20, 2004, the registrant released its 1st Quarter 2004 earnings press release.  A copy of the press release is filed herewith as exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC.

Date:

May 20, 2004

By:  /s/ Jeffrey P. Vickers

Jeffrey P. Vickers, President

EXHIBIT INDEX

Exhibit No

Description

99.1

Press Release dated May 20, 2004